Income Taxes (Notes)	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

Income taxes recorded through March 31, 2016 and 2015, were estimated using the discrete method. Current year income taxes are based on the actual year-to-date pre-tax loss through March 31, 2016, as well as the related change in the valuation allowance on deferred tax assets. We are unable to estimate the annual effective tax rate for 2016 with sufficient precision for purposes of the effective tax rate method, which requires us to consider a projection of full-year income and the expected change in the valuation allowance. The estimated annual effective tax rate method was not reliable due to its sensitivity to small changes to forecasted annual pre-tax earnings and the effect of our valuation allowance, which create results with significant variations in the customary relationship between income tax expense and pre-tax income for the interim periods. As a result, we determined that using the discrete method is more appropriate than using the annual effective tax rate method. We have estimated the change in valuation allowances required based on the year-to-date pre-tax loss and the change in value of the identified tax-planning strategy, which is determined based on year-to-date LIFO income. In addition, the change in valuation allowance for the three months ended March 31, 2016 includes a $4.4 benefit related to the effect of the Protecting American Taxpayers and Homeowners (PATH) Act, which allows for the realizability of certain alternative minimum tax credits.

Income Taxes

We and our subsidiaries file a consolidated federal income tax return that includes all domestic companies owned 80% or more by us and the proportionate share of our interest in equity method investments. State tax returns are filed on a consolidated, combined or separate basis depending on the applicable laws relating to us and our domestic subsidiaries.

Components of income (loss) before income taxes are presented below:

	2015	2014	2013
United States	$(452.1)	$(94.3)	$(61.1)
Foreign	6.5	5.1	3.9
Noncontrolling interests	62.8	62.8	64.2
Income (loss) before income taxes	$(382.8)	$(26.4)	$7.0

Significant components of deferred tax assets and liabilities at December 31, 2015 and 2014 are presented below:

	2015	2014
Deferred tax assets:
Net operating and capital loss and tax credit carryforwards	$847.3	$778.1
Postretirement benefits	158.9	201.2
Pension benefits	278.6	258.6
Inventories	139.2	152.6
Other assets	132.8	114.2
Valuation allowance	(1,215.5)	(1,000.4)
Total deferred tax assets	341.3	504.3
Deferred tax liabilities:
Depreciable assets	(248.0)	(322.7)
Other liabilities	(30.6)	(43.6)
Total deferred tax liabilities	(278.6)	(366.3)
Net deferred tax assets	$62.7	$138.0

We regularly evaluate the need for a valuation allowance for deferred tax assets by assessing whether it is more likely than not that we will realize future deferred tax assets. We assess the valuation allowance each reporting period and reflect any additions or adjustments in earnings in the same period. When we assess the need for a valuation allowance, we consider both positive and negative evidence of the likelihood that we will realize deferred tax assets in each jurisdiction. In general, cumulative losses in recent periods provides significant objective negative evidence on our ability to generate future taxable income. As of December 31, 2015 and 2014, we concluded that the negative evidence outweighed the positive evidence and we recorded a valuation allowance for a significant portion of our deferred tax assets. To determine the appropriate valuation allowance, we considered the timing of future reversal of our taxable temporary differences and available tax strategies that, if implemented, would result in realizing deferred tax assets. We identified the potential change from the LIFO inventory accounting method as such a tax-planning strategy. We believe that this strategy is prudent and feasible to use certain federal and state tax loss carryforwards before their expirations. In addition, we believe that the future reversal of our deferred tax liabilities serves as a source of taxable income that supports realizing a portion of our federal and state deferred tax assets. This accounting treatment has no effect on our ability to use the loss carryforwards and tax credits to reduce future cash tax payments. Federal net operating loss carryforwards do not begin to expire until 2023 and substantial amounts of those loss carryforwards have most of their 20-year life remaining before expiration.

Changes in the valuation allowance for the years ended December 31, 2015, 2014 and 2013, are presented below:

	2015	2014	2013
Balance at beginning of year	$1,000.4	$764.1	$873.1
Change in valuation allowance:
Included in income tax expense (benefit)	228.6	36.7	21.9
Change in deferred assets in other comprehensive income	(13.5)	199.6	(130.9)
Balance at end of year	$1,215.5	$1,000.4	$764.1

At December 31, 2015, we had $2,372.3 in federal regular net operating loss carryforwards and $2,672.8 in federal alternative minimum tax (“AMT”) net operating loss carryforwards, which will expire between 2023 and 2035. At December 31, 2015, we had unused AMT credit carryforwards of $17.7 and research and development (“R&D”) credit carryforwards of $1.2. We may use the loss and credit carryforwards to offset future regular and AMT income tax liabilities. We may carry unused AMT credits forward indefinitely and the R&D credits don’t begin to expire until 2027. At December 31, 2015, we had $77.4 in deferred tax assets before considering valuation allowances for state net operating loss carryforwards and tax credit carryforwards, which will expire between 2016 and 2035.

As of December 31, 2015, there were $21.3 of unrecognized deferred tax assets from tax deductions for share-based compensation in excess of compensation recognized for financial reporting when net operating loss carryforwards were created. When we realize the deferred tax assets, we will increase additional paid-in capital.

We had undistributed earnings of foreign subsidiaries of approximately $38.2 at December 31, 2015. Since we consider these earnings to be permanently invested in our foreign subsidiaries, we did not record deferred taxes for them. If we repatriated the earnings, we estimate that the additional tax expense would be approximately $13.4 before considering the effects on the valuation allowance.

Significant components of income tax expense (benefit) are presented below:

	2015	2014	2013
Current:
Federal	$—	$—	$(3.4)
State	0.2	(1.1)	0.2
Foreign	1.8	2.1	1.9
Deferred:
Federal	68.8	7.7	14.0
State	6.5	0.2	1.2
Amount allocated to other comprehensive income	(13.2)	—	(22.7)
Change in valuation allowance on beginning-of-the-year deferred tax assets	(0.7)	(1.2)	(1.6)
Income tax expense (benefit)	$63.4	$7.7	$(10.4)

The reconciliation of income tax on income (loss) before income taxes computed at the U.S. federal statutory tax rates to actual income tax expense (benefit) is presented below:

	2015	2014	2013
Income tax expense (benefit) at U.S. federal statutory rate	$(134.0)	$(9.2)	$2.4
Income tax expense calculated on noncontrolling interests	(22.0)	(22.0)	(22.5)
State and foreign tax expense, net of federal tax	(0.9)	(3.1)	1.7
Increase in deferred tax asset valuation allowance	228.6	36.7	21.9
Amount allocated to other comprehensive income	(13.2)	—	(22.7)
Change in accrual for uncertain tax positions	0.3	(0.9)	(1.7)
Stock compensation in excess of tax deduction	—	2.0	3.1
Expiration of charitable contribution carryforwards	—	—	2.5
Other permanent differences	4.6	4.2	4.9
Income tax expense (benefit)	$63.4	$7.7	$(10.4)

Our federal, state and local tax returns are subject to examination by various taxing authorities. Federal returns for periods beginning in 2012 are open for examination, while certain state and local returns are open for examination for periods beginning in 2007. However, taxing authorities have the ability to adjust net operating loss carryforwards generated in years before these periods. We have not recognized certain tax benefits because of the uncertainty of realizing the entire value of the tax position taken on income tax returns until taxing authorities review them. We have established appropriate income tax accruals, and believe that the outcomes of future federal examinations as well as ongoing and future state and local examinations will not have a material adverse impact on our financial position, results of operations or cash flows. When statutes of limitations expire or taxing authorities resolve uncertain tax positions, we will adjust income tax expense for the unrecognized tax benefits. We have no tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change within twelve months of December 31, 2015.

A reconciliation of the change in unrecognized tax benefits for 2015, 2014 and 2013 is presented below:

	2015	2014	2013
Balance at beginning of year	$59.9	$53.8	$54.0
Increases (decreases) for prior year tax positions	(0.3)	(0.2)	(0.8)
Increases (decreases) for current year tax positions	70.7	7.7	0.9
(Decreases) from statute lapses	—	(1.4)	(0.3)
Balance at end of year	$130.3	$59.9	$53.8

Included in the balance of unrecognized tax benefits at December 31, 2015 and 2014, are $111.6 and $41.6 of tax benefits that, if recognized, would affect the effective tax rate. Also included in the balance of unrecognized tax benefits at December 31, 2015 and 2014, are $18.7 and $18.4 of tax benefits that, if recognized, would result in adjustments to other tax accounts, primarily deferred taxes.